UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 01, 2009 (Date of earliest event reported)
LightPath Technologies Inc. (Exact name of registrant as specified in its charter)

FL (State or other jurisdiction of incorporation)	000-27548 (Commission File Number)	86-0708398 (IRS Employer Identification Number)

2603 Challenger Tech CT #100 (Address of principal executive offices)		32826 (Zip Code)
407-382-4003 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On May 20, 2009, LightPath Technologies, Inc. ("LightPath" or the "Company") received a notification from The NASDAQ Listing Qualifications of The NASDAQ Stock Market, LLC that the Company did not comply with Marketplace Rule 4310(c)(3), which requires the Company to have a minimum of $2,500,000 in stockholders' equity or $35,000,000 market value of listed securities or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years.

Subsequently, two events have occurred which the Company believes has enabled the Company to regain compliance with the stockholders' equity requirement. First, on July 27, 2009, the Company received a payment from its D&O insurance carrier of $182,687 to reimburse the Company for legal fees relating to a lawsuit which has previously been dismissed from federal court.

Secondly, on August 19, 2009, LightPath executed a Securities Purchase Agreement with 33 institutional and private investors with respect to a private placement of an aggregate of 1,298,827 shares of the Company's Class A Common Stock, $0.01 par value (the "Common Stock"), and warrants to purchase 649,423 shares of Common Stock at $1.26 per share (the "Warrants"). The warrants are priced at $1.73 per shares and are exercisable for a period of five years beginning on February 19, 2010. The Company received aggregate gross cash proceeds from the issuance of the Common Stock (exclusive of proceeds from any future exercise of the Warrants) in the amount $1,636,500. The net proceeds for the private placement, and the corresponding increase to stockholders' equity, were $1,473,400.

Based upon the two events described above, the Company believes that it has regained compliance with the minimum stockholders' equity requirement. Nasdaq has informed the Company that it will continue to monitor the Company's ongoing compliance with the stockholders' equity requirement and, if at the time of its next periodic report the Company does not evidence compliance, that it may be subject to delisting.

Item 8.01. Other Events

On September 1, 2009, the Company issued a news release with respect to the status of the stockholders' equity requirement of NASDAQ described in Item 3.01 hereof and is incorporated herein by reference. A copy of the news release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of LightPath Technologies Inc. dated September 01, 2009

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 01, 2009	LIGHTPATH TECHNOLOGIES INC. By: /s/ Dorothy M. Cipolla Dorothy M. Cipolla Dorothy M. Cipolla

Exhibit Index
Exhibit No.	Description
99.1	Press Release of LightPath Technologies Inc. dated September 01, 2009